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                                                                   EXHIBIT 10.17


                          REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT is made as of the 17th day of July 1997 by and among eMerge Vision Systems, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company listed on Schedule I hereto (collectively, the "Stockholders").

                                   BACKGROUND

         The Stockholders are acquiring contemporaneously with the execution of this Agreement newly issued shares of the Company's Series A Preferred Stock, which are convertible into shares of the Company's Common Stock. The Company has agreed to provide the registration rights provided for in this Agreement as an inducement for the Stockholders to purchase the Series A Preferred Stock.

                                   WITNESSETH:

         The parties hereto, each intending to be legally bound and in exchange for the mutual covenants herein, agree as follows:

1.       Demand Registrations.

         (a) Requests for Registration. At any time after the earlier of three years after the date hereof or six months after the Company's initial public offering, Stockholders holding and/or having the right to acquire at least 1,000,000 Registrable Securities (defined below) subject to adjustment for stock splits, stock dividends, stock combinations and transactions with similar effect, may demand registration (a "Demand Registration") under the Securities Act of 1933, as amended (the "1933 Act"), of all or any portion of the Registrable Securities owned by such Stockholders. In order to accomplish such demand, a Stockholder shall send written notice of the demand to the Company, and such notice shall specify the number of Registrable Securities sought to be registered. The Company shall only be required to effect two Demand Registrations, and shall only be required to proceed with a Demand Registration requested by a Stockholder if the number of Registrable Securities that the Stockholder(s) shall have elected to include in such Demand Registration pursuant to this Section 1 has an aggregate fair market value, in the opinion of an investment banker acceptable to the Stockholder(s) requesting the Demand Registration and to the Company, in excess of $5 million.

         (b) Procedure. Within 10 days after receipt of such a demand, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration, subject to the allocation provisions below, all other Registrable Securities with respect to which the Company has received written requests for inclusion within 15 days after the Company's mailing of such notice, plus any securities of the Company that the Company chooses to include on its own behalf.
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         (c) Expenses. In a Demand Registration, the Company will pay the
Registration Expenses (defined below), but the Underwriting Commissions (defined below) will be shared by the Company and those holders of Registrable Securities whose Registrable Securities are included in the Demand Registration in proportion to any securities included on their behalf.

         (d) Priority on Demand Registrations. If a Demand Registration is underwritten and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will include in such Demand Registration (i) first, the Registrable Securities requested to be included in such Demand Registration by the Stockholders, pro rata on the basis of the number of Registrable Securities owned; (ii) second, any securities that the Company desires to include on its own behalf; and (iii) third, any shares of Common Stock held by any other stockholder of the Company to whom registration is offered; provided, however, that if a Demand Registration would cause an Initial Public Offering, the Company would be entitled to include for registration on its own behalf securities representing up to 30% of the Fully-Diluted Common Stock as of immediately prior to the Initial Public Offering. A registration shall not be considered to be a Demand Registration under Section 1(a), and the Company shall pay the Registration Expenses of such registration, if (i) as a result of the foregoing allocation, the Stockholders are not able to register and sell in the Demand Registration at least 75% of the Registrable Securities sought to be included in the Demand Registration by the Stockholders; (ii) the gross proceeds of the securities included in the registration on behalf of the Company constitute at least 20% of the total gross proceeds of the Demand Registration; or (iii) the registration statement requested by a Stockholder does not become effective for any reason.

         (e) Selection of Underwriters. If any Demand Registration is underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Company and a Stockholder.

         (f) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous registration of securities of the Company in an underwritten offering.

         (g) Contemporaneous Demand. If any holder of the Company's securities that is not a holder of Registrable Securities under this Agreement exercises demand registration rights to have the Company register its securities under the 1933 Act (a "Non-Stockholder Registration") within a period of 30 days before or after the time a Stockholder shall have requested a Demand Registration, then the Stockholder's Demand Registration shall have priority over the Non-Stockholder Registration. Any request by Safeguard Scientifics, Inc. to the Company to effect a Rights Offering (defined below), made within 30 days before or after a Stockholder shall have requested a Demand Registration, shall have priority over the Demand Registration during the Rights Exclusivity Period (defined below).


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2. Piggyback Registrations.

         (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the 1933 Act (other than a Demand Registration or a registration with respect to a Rights Offering (defined below)), and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities and will include in such Piggyback Registration, subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received written requests for inclusion within 15 days after the Company's mailing of such notice. The Company shall not select a form of registration statement which imposes, for its use, limitations on the maximum value or number of securities to be registered if these limitations would preclude registration of the Registrable Securities that the Company has been requested to include in such registration.

         (b) Piggyback Expenses. In all Piggyback Registrations, the Company will pay the Registration Expenses related to the Registrable Securities of the Selling Stockholders, but the Selling Stockholders will pay the Underwriting Commissions related to their Registrable Securities.

         (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities the Company proposes to sell on its own behalf; and second, Registrable Securities requested to be included in such registration by the Selling Stockholders, pro rata on the basis of the respective Registrable Securities requested for sale by them, and third, securities registered to be included in such registration by other stockholders of the Company.

         (d) Priority on Secondary Registrations. If a Piggyback Registration is initiated as an underwritten secondary registration on behalf of holders of the Company's securities (other than a Demand Registration pursuant to Section 1), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities requested to be included by the holders initiating such registration; and second, Registrable Securities requested to be included in such registration, pro rata on the basis of the number of Registrable Securities owned among the Selling Stockholders.

         (e) Selection of Underwriters. If any Piggyback Registration is underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Company, if the registration is


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under Section 2(c), or by the holders initiating such registration, if the registration is under Section 2(d).

3. Registration on Form S-3.

         The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms; and to that end, the Company shall register (whether or not required by law to do so) its Common Stock under the Securities Exchange Act of 1934, as amended, in accordance with the provisions of that Act as soon as possible following the effective date of the first registration of any of the Company's securities under the 1933 Act. After the Company has so qualified, in addition to the rights contained in the foregoing provisions of this Registration Rights Agreement, each holder of Registrable Securities shall have the right to require registration of its Registrable Securities on Form S-3 at the Company's expense, provided that (a) the Registrable Securities to be registered shall have a market value of at least $1 million and (b) the Company shall not be obligated to effect more than one such registration during any 12-month period. When the Company receives notice of any holder's request for a registration on Form S-3, it shall send notice of such proposed registration to all other holders of Registrable Securities.

4.       Rights Offerings.

         (a) Rights. The Company shall, upon receipt of a written request from Safeguard Scientifics, Inc., a Pennsylvania corporation ("Safeguard"), grant to the holders of the common stock of Safeguard rights (the "Rights") to purchase from the Company such number of shares of Common Stock as determined by Safeguard up to a maximum of 40% of the sum of (i) all issued and outstanding shares of Common Stock, (ii) all shares of Common Stock issuable upon conversion of all outstanding shares of Preferred Stock, and (iii) all shares of Common Stock issuable upon the exercise of all outstanding options, warrants or other rights to purchase Common Stock, all as of the effective date of the registration statement. The Rights shall be issued in an offering (the "Rights Offering") pursuant to a registration statement, shall be exercisable for a period of no greater then 45 days after the commencement of the Right Offering and shall be transferable by the holder thereof during that period. The Company shall not be obligated to effect a Rights Offering unless the total market value of the Company is at least $30 million as determined in good faith by the Board of Directors of the Company with the advice of such expert as the Board may choose, if any.

         (b) Expenses. In a Rights Offering, the Company shall bear all reasonable costs and expenses of the Rights Offering, including the Company's printing, legal and accounting fees and expenses, filing fees of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and "Blue Sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of (i) the underwriters' commissions or discounts attributable to the Rights Shares being offered and sold by any selling holders of Rights Shares in connection with the registration of the Rights Shares or (ii) the fees and


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expenses of counsel of such selling holders, if different than counsel to the
Company. The Company shall reimburse Safeguard for its internal expenses incurred under this Section 4(b) by payment of $50,000 on a nonaccountable basis, such payment to be made at the closing of the Rights Offering.

         (c) Selection of Underwriters and Counsel. The selection of investment banker(s) and manager(s) for the Rights Offering shall be made by Safeguard, subject to the reasonable approval of a majority of the Board of Directors of the Company, which investment banker(s) shall underwrite, on a standby, firm commitment basis, any portion of the offered Common Stock not purchased through the exercise of Rights. The Company shall also engage legal counsel selected by Safeguard, subject to the reasonable approval of a majority of the Board of Directors of the Company, which counsel shall represent the Company in connection with the conduct of the Rights Offering.

         (d) Exercise Price. The exercise price of the Rights shall be determined by negotiation among the Company, the underwriters and the selling stockholders, if any. Prior to the commencement of the Rights Offering, the Company shall use its best efforts to cause any holder of more than 2% of its Common Stock (or rights to acquire more than 2% of its Common Stock) to execute and deliver to the managing underwriters of the Rights Offering an agreement to withhold such shares from the market for such period, not exceeding 180 days following the closing of the Rights Offering, as such underwriters shall request.

         (e) Exclusivity Period. The obligations of the Company pursuant to this
Section 4 shall expire on the eighth anniversary of this Agreement (such period, the "Rights Exclusivity Period") unless a registration statement relating to the Rights Offering has been filed with the Securities and Exchange Commission by such date, in which case the Rights shall not expire until 150 days after the date such filing was made.

         (f) Stock Split. After Safeguard has notified the Company of its intention to commence the Rights Offering, the Company shall, prior to the filing of such registration statement as provided hereinafter (or at such earlier date as agreed to by the Company and Safeguard), take all such actions as shall be necessary to cause a split of its authorized Common Stock in such ratio as Safeguard may reasonably request. All reference to share amounts in this Agreement other than as specifically noted shall be deemed to refer to share amounts prior to such split.

         (g) Registration Services. Safeguard shall diligently and in a timely fashion assist the Company in structuring the Rights Offering, in preparing the necessary registration statement and related disclosure documentation, in clearing the Rights Offering with the Commission and applicable state securities commissions and shall provide such other services and assistance in connection with the Rights Offering as the Company shall reasonably request; provided that nothing contained herein shall require Safeguard to provide to the Company any services or assistance which, if rendered by Safeguard, would require Safeguard to register as a broker-


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dealer under Section 15 of the Exchange Act or as an investment Adviser under the Investment Advisor Act of 1940, as amended.

         (h) Working Group. The Company shall cause its counsel and auditors and the Company's employees to render such assistance in consummating the Rights Offering, at the Company's expense, as is customary in the consummation by a company of its initial public offering. In addition, in rendering services under this Section 4, Safeguard may engage special legal counsel, one or more rights, registrar and transfer agents, and such other consultants as Safeguard may deem necessary or desirable in connection with the Rights Offering, the expenses of which shall be paid by the Company and which are not included in the reimbursement described in Section 4(b) above. In addition, Safeguard may require the Company to engage a registered broker-dealer of Safeguard's designation, subject to the reasonable approval of the Company, to provide such services in connection with the Rights Offering as Safeguard may deem reasonably necessary or desirable, including without limitation, to effect or underwrite the offering of the Rights or the Rights Shares in states in which applicable state laws require that a registered broker-dealer effect such offering.

5.       Holdback Agreements.

         Neither the Company nor any Stockholder shall effect any public sale or distribution of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and the 90 days after any underwritten Demand Registration, underwritten Piggyback Registration or underwritten Rights Offering has become effective (except as part of such underwritten registration).

6.       Registration Procedures.

         Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 1 or 2 of this Agreement, or Safeguard has requested the Company to commence a Rights Offering pursuant to Section 4 of this Agreement, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities or Rights and Common Stock underlying such Rights and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements or term sheet thereto, the Company will furnish each Selling Stockholder or Safeguard, as applicable, with copies of all such documents proposed to be filed) as promptly as practical;

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the


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         prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days;

                  (c) furnish to each Selling Stockholder and/or Safeguard such number of copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus and any term sheet associated therewith), and such other documents as such Selling Stockholder and/or Safeguard may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller or the sale of the of the Rights in the Rights Offering;

                  (d) use its best efforts to register or qualify such Registrable Securities or Rights and shares of Common Stock underlying such Rights under such other securities or blue sky laws of such jurisdictions as the managing underwriter(s) may reasonably request;

                  (e) notify each Selling Stockholder or Safeguard at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the period that the Company is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement, together with any associated term sheet, contains an untrue statement of a material fact or omits any fact necessary to make the statement therein not misleading, and, at the request of any such seller or Safeguard, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities or Rights and shares of Common Stock underlying such Rights, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statement therein not misleading;

                  (f) cause all such Registrable Securities or Rights and shares of Common Stock underlying such Rights to be listed or included on securities exchanges on which similar securities issued by the Company are then listed or included;

                  (g) provide a transfer agent and registrar for all such Registrable Securities or Rights and shares of Common Stock underlying such Rights not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities or the consummation of the Rights Offering;


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                  (i) obtain a "comfort" letter addressed to the Company from its independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters;

                  (j) make available for inspection by any Selling Stockholder or Safeguard, any underwriter participating in any disposition or the Rights Offering pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller, Safeguard or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller or Safeguard or any such underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) with respect to a Rights Offering, the Company shall prepare and file with the Commission, promptly upon Safeguard's request, any amendments or supplements to the registration statement or prospectus that, in Safeguard's opinion, may be necessary or advisable in connection with the Rights Offering, subject to the reasonable approval of counsel for the Company and the Company shall not file any amendment or supplement to the registration statement or prospectus unless (i) it has furnished Safeguard with a copy of such amendment or supplement a reasonable time prior to filing and (ii) Safeguard has not reasonably objected to such amendment or supplement by notice to the Company;

                  (l) with respect to a Rights Offering, the Company shall not issue any advertisement, press release, mailing or other solicitation material of which Safeguard reasonably disapproves by prompt written notice to the Company after receiving reasonable notice thereof. At the time of mailing the prospectus relating to the Rights Offering and at the time of the closing of the Rights Offering, Safeguard shall be entitled to receive (A) from the Company such certificates and documents evidencing compliance with such representations and warranties of the Company as Safeguard shall reasonably request, and
         (B) from the Company's counsel and independent accountants such opinions and documents as Safeguard may reasonably request thereof as if it were applicable to the Rights Offering; and

                  (m) at the time of mailing the prospectus relating to the Rights Offering and at the time of the closing of the Rights Offering, Safeguard shall be entitled to receive (i) from the Company such certificates and documents evidencing compliance with such representations and warranties of the Company as Safeguard shall reasonably request, and (ii) from the Company's counsel and independent accountants such opinions and documents as Safeguard may reasonably request thereof as if it were applicable to the Rights Offering.


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7.       Indemnification.

         (a) The Company hereby indemnifies, to the extent permitted by law, each Stockholder, Safeguard, their respective officers and directors, if any, and each person who controls any of them within the meaning of the 1933 Act (each, an "Indemnified Party") against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or associated term sheet or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Indemnified Party expressly for use therein or by any Indemnified Party's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors, and each person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of any Indemnified Party.

         (b) In connection with any registration statement in which a Selling Stockholder is participating, each such holder will furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by such holder specifically for use in preparing the registration statement. Notwithstanding the foregoing, the liability of a Selling Stockholder under this
Section 7(b) shall be limited to an amount equal to the net proceeds actually received by the Selling Stockholder from the sale of Registrable Securities covered by the registration statement.

         (c) Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any failure to give prompt notice shall deprive a party of its right to indemnification hereunder only to the extent that such failure shall have adversely affected the indemnifying party. If the defense of any claim is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled, or elects not, to assume the defense of a claim will


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not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

8.       Participation in Underwritten Registrations.

         No Selling Stockholder may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements under Sections 1(e) or 2(e), and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.       Definitions.

         (a) The term "Fully-Diluted Common Stock" means, as of a certain date, shares of the Common Stock that are issued and outstanding plus any additional shares of Common Stock that may be issuable upon the conversion, exercise or exchange of any rights that may be issued and outstanding.

         (b) The term "Initial Public Offering" means the first public offering under the 1933 Act of any of the Company's equity securities.

         (c) The term "Registrable Securities" means (i) the Common Stock of the Company registered in the names of the Stockholders from time to time, (ii) the Common Stock issuable upon the conversion of the Series A Preferred Stock, and
(iii) any securities issued or to be issued with respect to the securities referred to above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (A) effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, or (B) transferred pursuant to Rule 144 (or any similar provision then in force).

         (d) The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges or electronic quotation systems on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and of all independent certified public accountants, underwriters (other than Underwriting Commissions) and other persons retained by the Company.


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         (e) The term "Selling Stockholders" means registered holders of
Registrable Securities who request inclusion of all or a portion of their shares of Registrable Securities in a Demand Registration pursuant to Section 1(b) or a Piggyback Registration pursuant to Section 2(a). Such term also includes those Stockholders who demand a Demand Registration for the purposes of Sections 5, 6, and 7 and those Stockholders who are permitted by the Company to register Registrable Securities in a Rights Offering.

         (f) The term "Underwriting Commissions" means all underwriting discounts or commissions relating to the sale of securities of the Company, but excludes any expenses reimbursed to underwriters.

10.      Limitations on Subsequent Registration Rights.

         From and after the date of this Agreement, the Company may enter into an agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under Sections 1 or 2 hereof or that would add any such holder or prospective holder as a party to this Agreement. However, the Company shall not enter into any such agreement without the prior written consent of the beneficial holders of a majority of the outstanding Registrable Securities unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities would not reduce the amount of the Registrable Securities that the Stockholders would be entitled to include in such registration.

11.      Miscellaneous.

         (a) Termination of Other Agreements. This Agreement sets forth the entire understanding of the parties hereto with respect to rights to the registration of capital stock of the Company and supersedes all prior agreements or understandings among the parties regarding such matters.

         (b) Notices. Any notices required hereunder shall be deemed to be given upon the earlier of the date when received at, or (i) the third business day after the date when sent by certified or registered mail, (ii) the next business day after the date sent by guaranteed overnight courier, or (iii) the date sent by telecopier or delivered by hand, in each case, to the address of the Company's corporate headquarters in the case of any notice to the Company, and until changed by notice to the Company, the respective addresses of the Stockholders on file with the Company in the case of any notice to the Stockholders.

         (c) Amendments and Waivers. The provisions of this Agreement may be amended or terminated and the Company may take any action herein prohibited, or omit to perform any act


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herein required to be performed by it, if approved in writing by the
Stockholders that own beneficially a majority of the Registrable Securities and or by any agreement permitted by Section 9.

         (d) Binding Effect. This Agreement will bind and inure to the benefit of the respective successors (including any successor resulting from a merger or similar reorganization), assigns, heirs, and personal representatives of the parties hereto. Without limiting the generality of the foregoing, in addition, if a Stockholder liquidates or reorganizes such that its assets are transferred to its own stockholders or partners or to another entity, such stockholders, partners or entity shall succeed to all of the rights of the Stockholder hereunder.

         (e) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, not the law of conflicts, of Delaware.

         (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument and to be effective as of the date first written above. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         (g) Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to one gender include all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.

         IN WITNESS WHEREOF, the Company has executed and delivered this Agreement as of the date first written above.

                                            eMerge Vision Systems, Inc.


                                            By: /s/: Charles L. Abraham

                                            Title: Chief Executive Officer


   [Stockholders will execute Counterpart Signature Pages to this Agreement.]

             JOINDER AND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         REFERENCE is made to certain Registration Rights Agreement dated as of July 18, 1997 (the "Agreement"), by and among eMERGE Vision Systems, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company listed on Schedule I hereto (collectively, the "Series A Stockholders").


                                   BACKGROUND

         On July 29, 1998, the Company entered into a series of agreements with the individuals listed on Schedule II hereto (the "Common Stockholders") whereby the Company obtained exclusive rights to certain infrared and electrolyte therapy technologies in exchange for the issuance of shares of the Company's common stock and other consideration. In connection therewith, the Common Stockholders were granted certain piggyback registration rights in connection with the issuance of the shares of the Company's common stock. The Common Stockholders desire, and have required that the Company seek on their behalf, the consent of the Series A Stockholders to amend the Agreement to provide the Common Stockholders with pari pasu treatment of their shares of the Company's common stock with the Series A Stockholders' shares, which are convertible into shares of the Company's Common Stock, with regard to piggyback registration rights.

         The Company now desires to have the Common Stockholders listed on
Schedule II join into the Agreement on a parity with the existing Series A Preferred Stockholders with regard to piggyback registration rights only.


                                   WITNESSETH

         The parties hereto, each intending to be legally bound and in exchange for the mutual covenants contained in the Agreement, incorporated herein by reference, agree as follows:

         12 The undersigned Series A Stockholders, representing a majority of the beneficial holders of the outstanding Series A Preferred Stock of the Company hereby agree to the joining into Sections 2(c) and 2(d) of the Agreement by the Common Stockholders and to the related terms and conditions contained in the Agreement whereby the Common Stockholders will be treated on a parity with the Series A Stockholders with regard to piggyback registration rights only, and agree to the terms contained in this Joinder and Amendment to Registration Rights Agreement (this "Amendment").

         13 For the purposes of Sections 2(c) and 2(d) only, the Agreement is hereby amended to include the following definitions:

         (a) The term "Stockholder" shall mean the stockholders listed on
         Schedule I and Schedule II hereto.

         14 The undersigned Common Stockholders hereby agree to joining into Sections 2(c) and 2(d) of the Agreement as amended hereby and agree to be bound by the terms and conditions contained therein and herein.

         Except as expressly set forth above, all other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has executed and delivered this Amendment as of the ___ day of September, 1998.

                                        eMERGE VISION SYSTEMS, INC.



                                        By:/s/: Charles L. Abraham
                                        --------------------------
                                        Name:   Charles L. Abraham
                                        Title:  Chief Executive Officer








[STOCKHOLDERS WILL EXECUTE COUNTERPART SIGNATURE PAGES TO TIES AGREEMENT.]

                          COUNTERPART SIGNATURE PAGE TO
             JOINDER AND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         IN WITNESS WHEREOF, the undersigned hereby agree that this Amendment may be executed in Counterpart copies, each of which shall be deemed an original, and have executed and delivered this Amendment to be effective as the last date written below.


                        Applewood Associates, L.P.


September, 1998         By: /s/:Barry Rubenstein
                            --------------------
                        Name    Barry Rubenstein
                        Title:  General Partner


September, 1998         /s/: Walter W. Buckley, III
                        ---------------------------
                        Walter W. Buckley, III


September, 1998         /s/: Elizabeth J. Handley
                        -------------------------
                             Elizabeth J. Handley


September, 1998         /s/: David P. Holveck
                        ---------------------
                             David P. Holveck


September, 1998         /s/: Edward Ulrich & /s/: Tinal Bela Limer
                        ------------------------------------------
                             Edward Ulrich Hoobler & Tinal Bela Limer (JTWROS)


September, 1998         /s/: William L. Hooton
                        ----------------------
                             William L. Hooton


September, 1998         /s/: Paul C. Kirkitelos
                        -----------------------
                             Paul C. Kirkitelos

September, 1998         /s/: John W. Poduska
                        --------------------
                             John W. Poduska

                       Safeguard XL Capital, L.P.
                       By:  Safeguard Scientifics (Delaware), Inc., General
                            Partner


September, 1998        By: /s/:Michael W. Miles
                           --------------------
                       Name:   Michael W. Miles
                       Title:  Vice President



                       TECHNOLOGY LEADERS L. P.

                       By: Technology Leaders Management, L. P.
                                a General Partner
                       By: Technology Leaders Management, Inc.
                                its General Partner


September, 1998        By: /s/: Christopher Moller
                           -----------------------
                       Managing Director



                       TECHNOLOGY LEADERS II L. P.

                       By: Technology Leaders II Management, L. P.
                                a General Partner
                       By: Technology Leaders Management, Inc.
                                its General Partner

September, 1998        By: /s/: Christopher Moller
                           -----------------------
                       Managing Director



                       TECHNOLOGY LEADERS H OFFSHORE C.V.

                       By: Technology Leaders II Management, L. P.
                                   a General Partner
                       By: Technology Leaders Management, Inc.
                                   the General Partner

September, 1998                 By: /s/: Christopher Moller
                                    -----------------------
                                Name:    Christopher Moller
                                Title:   Managing Director



                            TECHNOLOGY LEADERS MI CORP.


September, 1998                 By: /s/: Christopher Moller
                                    -----------------------
                                Name:    Christopher Moller
                                Title:   Managing Director



September, 1998                 By: /s/: Jean C. Temple
                                    -------------------
                                         Jean C. Temple


September, 1998                 By: /s/: David A. Thompson
                                    ----------------------
                                         David A. Thompson


September, 1998                 By: /s/: Conse C. Vecchio
                                    ---------------------
                                         Conse C. Vecchio


September, 1998                 By: /s/: Daniel C. Wonak
                                    --------------------
                                         Daniel C. Wonak



September, 1998                 By: /s/: Henry T. Pietraszek
                                    ------------------------
                                         Henry T. Pietraszek


September, 1998                 By: /s/: Donald R. Caldwell
                                    -----------------------
                                         Donald R. Caldwell


September, 1998                 By: /s/: Delbert W. Johnson
                                    -----------------------
                                         Delbert W. Johnson

September, 1998                 By: /s/: James A. Ounsworth
                                    -----------------------
                                         James A. Ounsworth


September, 1998                 By: /s/: Gerald W. Wilk
                                    -------------------
                                         Gerald W. Wilk


September, 1998                 By: /s/: Michael W. Miles
                                    ---------------------
                                         Michael W. Miles


September, 1998                 By: /s/: Glenn T. Rieger
                                    --------------------
                                         Glenn T. Rieger

                              [End Signature Page]

                                   SCHEDULE I
                         SERIES A PREFERRED STOCKHOLDERS

Name                                                                                           Shares
----                                                                                           ------
Applewood Associates, L.P.                                                                     333,919
Walter W. Buckley, III                                                                         26,250
Elizabeth J. Handley                                                                            4,500

David P. Holveck                                                                                6,000
Edward Ulrich Hoobler & Tina Bela Limer (JTWROS)                                               45,000
William L. Hooton                                                                             41,250
Paul C. Kirkitelos                                                                              3,000
John W. Poduska                                                                                 9,000
Safeguard XL Capital, L.P.                                                                  4,181,315
Technology Leaders LP                                                                         375,037
Technology Leaders II L.P.                                                                    477,049
Technology Leaders II Offshore C.V.                                                           378,951
Technology Leaders MI Corp.                                                                   428,213
Jean C. Temple                                                                                 46,200
David A. Thompson                                                                              18,000
Conse C. Vecchio                                                                                3,000
Daniel C. Wonak                                                                                 6,000
Henry T. Pietraszek                                                                            18,000
Donald R. Caldwell                                                                              8,628

Delbert W. Johnson                                                                              3,834
James A. Ounsworth                                                                              5,561
Gerald W. Wilk                                                                                  5,561
Michael W. Miles                                                                                4,794
Glenn T. Rieger                                                                                 4,794
                                                                                            ---------
                                                                                            6,443,606

                                   SCHEDULE II
                               COMMON STOCKHOLDERS


Stockholder                                                                  Common Shares
-----------                                                                  -------------
J Technologies, LLC                                                             1,000,000
a South Dakota limited liability company
Attention, Jim Titus,
P.O. Box 81849
Lincoln, NE 68501-1849

Judith Ackland and Larry Cox, Co-Trustees,                                      1,000,000
The Biegert Family Irrevocable Trust dated June 11, 1998
P.O. Box 197
Shickley, NE 68436

Dr. Richard W. Stanley                                                             32,130
3526 Spruce Drive
Red Deer, Alberta
T4N 3N9

Sylvia R. Doerksen                                                                 24,570
3526 Spruce Drive
Red Deer, Alberta
T4N 3N9

Ian Turnbull                                                                        3,150
Box  5351
Lacombe, Alberta
T4L lXl

Ann Turnbull                                                                       3,150
Box  5351
Lacombe, Alberta
T4L lXl

Darryl Robinson                                                                    7,000
18 Blackfoot Place                                                             2,070,000
Woodstock, Ontario
N4T IE2